G & FS CAPITAL INVEST AG

General Deed of Pledge

Pledgor

Name(s), first name(s)

Enrique Eskenazi

Debtor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

1.           The Pledgor hereby grants G & FS Capital Invest AG (hereinafter referred to as “G & FS”) a right of lien on all of his/her current and future assets, rights, and claims (hereinafter referred to as the “pledged assets”) vis-á-vis Credit Suisse AG, Paradeplatz 8, 8001 Zurich (hereinafter referred In as the “Bank”).

In particular, this right of lien applies to:

•	all book-entry securities that are credited to a securities portfolio held at the Bank by the Pledgor;

•
all securities, unsecuritized rights, holdings in precious metal safekeeping accounts, and other assets held in safekeeping and/or managed by the Bank or held elsewhere in the Bank’s name and for its disposal, but for the Pledgor’s account, as well as any restitution claims resulting thereof, now or in the future;

•	all of the Pledgor’s assets in all accounts held at the bank, in Swiss francs and in foreign currencies;

•	rights and claims from fiduciary investments made by the Bank for the Pledgor’s account;

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G & FS CAPITAL INVEST AG

•	Precious metal and coin accounts.

The right of lien also covers all forfeited, current, and future accessory rights such as interest, dividend payments, subscription rights, etc.

Securities that are not in bearer form are pledged to G & FS in accordance with Article 901, para. 2 of the Swiss Civil Code (hereinafter referred to as the “SCC”).

2.           The purpose of the right of lien is to secure any and all claims of G & FS against the Debtor arising from any agreements or contracts already concluded or to be entered into in the future within the context of business relationships, as well as claims on other legal grounds resulting from business operations with the Debtor.  This applies to both the principal of such claims as well as the accrued and maturing interest, commissions, expenses, fees and costs.  In the case of several claims, G & FS will determine against which claims the collateral or liquidation proceeds will be credited.

3.           Where mortgage deeds, commercial paper or negateble instruments, goods and chattels or securities issued on the basis of goods are pledged as collateral, the Pledgor is liable for the customary insurance of the pledged property and/or the real estate, properties, items, and goods represented thereby.  The Pledgor hereby assigns to G & FS all insurance and other private or public law compensation claims (including expropriation compensation) accruing to him/her with respect to the aforementioned items, and G & FS is entirety to make the necessary communications and collect such proceeds or indemnification and to give receipt on his/her behalf.

4.           This pledge is in addition to and independent of any existing or future security of G & FS and will remain in force until such time as the obligations toward G & FS have been fulfilled in their entirety.  The release of individual assets from this pledge will not affect G & FS’s right of lien in respect of the other pledged assets.  In the event that collateral is exchanged, the new items will be subject to this pledge without further formalities.  The entire asset is subject to this pledge, even if its value is increased by reason of additional payments, or for any other reason.

5.           If according to the G & FS’s collateral value guidelines, the value of the pledged assets is no longer sufficient to secure the G & FS’s claims, G & FS may require the Debtor to submit additional collateral and/or to repay a corresponding portion of the debt.  If the Debtor does not comply with this request within the period stipulated by G & FS, all of G & FS’s claims against the Debtor will fall due without further notice.

If claims of G & FS are due, it shall be authorized to liquidate the pledged assets and use the proceeds to satisfy its claims after deduction of expenses and costs.  G & FS may, at its discretion, instigate ordinary debt collection proceedings against the Debtor, realize the pledged assets by forced execution or, after giving prior notice to the Pledgor, it may liquidate the collateral by private contract, and in particular it may contract on its own account,

If G & FS refrains from liquidating pledged assets, this will not constitute a waiver of G & FS’s aforementioned right nor shall this result in any responsibilities for G & FS.

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G & FS CAPITAL INVEST AG

6.           If the deed of pledge is issued on behalf of third parties, all communications will be deemed to have been duly transmitted if sent to the Debtor.  The Pledgor undertakes to cooperate when transferring the pledged assets to a new buyer.  Pledged securities that are not in bearer form are hereby assigned to G & FS in blank in case it should become necessary to liquidate them.

7.           In the case of pledged mortgage deeds and other claims secured by real property, the Pledgor himself/herself must take all necessary measures, such as applications, notices of termination, amortizations, etc., to maintain the rights attaching to the pledged assets.  He/she relieves G & FS of all responsibility in this regard.  Moreover, G & FS will be entitled, but not obligated, to exercise all those rights and to make decisions which are the prerogative of the Pledgor or the owner of the pledged assets.  In particular, in the event of termination of a claim secured by the pledge.  G & FS is entitled, but not obligated, to directly terminate the claims against the mortgagor arising from the pledged mortgage deeds and to exercise all rights against the mortgagor in its own name.  In the case of pledged mortgage deeds, particularly mortgage notes in the name of the owner, it is hereby agreed that no notice will be required in the event of termination by G & FS.  If the mandatory provisions of the relevant cantonal legislation deviate, it is hereby agreed that the minimum period of notice mandated by the cantonal legislation will apply.  G & FS is thus authorized to directly collect the principal, interest, and other income generated by the mortgages and also to enforce the claims for rent in accordance with Article 8106 of the SCC as if it were the actual owner of the title or mortgage claim.  In the case of the sale or fragmentation of the pledged properties, the rights accruing to the mortgage holder creditor pursuant to Articles 832, 833, and 852 of the SCC will be solely vested in G & FS for the duration of the pledge relationship.  The Pledgor undertakes to forward to G & FS all associated notices that come to his/her attention without delay and to accept G & FS’s decisions.  Non-compliance will cause the claims to fall due immediately.  In the case of pledged mortgage deeds (particularly mortgage notes in the name of the owner), the right of lien will cover the current annual interest as well as the annual interest accrued since the date of issue.  Interest will be charged at 5% p.a.  If, however, a higher rate or a higher maximum interest rate is specified, the latter will be deemed agreed.  G & FS may draw on the principal and interest of pledged mortgage deeds separately, and in part or whole, as collateral for its claims.

8.           The place of performance is the location of G & FS.

If the Pledgor’s current or future place of residence or domicile is outside Switzerland, the place of performance is also the place of enforcement (special domicile pursuant to Article 50, para. 2 of the Federal Law on Debt Enforcement and Bankruptcy).

All the Pledgor’s legal relationships with G & FS are governed by Swiss law, to the exclusion of the conflict of laws provisions of Swiss private international law.

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G & FS CAPITAL INVEST AG

The Pledgor acknowledges Zurich is the exclusive place of jurisdiction.  G & FS is entitled to take legal action against the Pledgor (Debtor or third party) before any other competent court in Switzerland or abroad.

Place, date	Signature of Pledgor

22.02.10	By: /s/ Enrique Eskenazi

Enrique Eskenazi

The General Deed of Pledge granted by the Pledgor (represented by Mr. Matias Eskenazi Storey) on February 15th, 2008 is hereby terminated and replaced by the Present General Deed of Pledge granted by Mr. Enrique Eskenazi.

By: /s/ Enrique Eskenazi
22.02.10

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G & FS CAPITAL INVEST AG

General Deed of Pledge

Pledgor

Name(s), first name(s)

Hazel Sylvia Storey de Eskenazi

Debtor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

1.           The Pledgor hereby grants G & FS Capital Invest AG (hereinafter referred to as “G & FS”) a right of lien on all of his/her current and future assets, rights, and claims (hereinafter referred to as the “pledged assets”) vis-á-vis Credit Suisse AG, Paradeplatz 8, 8001 Zurich (hereinafter referred In as the “Bank”).

In particular, this right of lien applies to:

•	all book-entry securities that are credited to a securities portfolio held at the Bank by the Pledgor;

•
all securities, unsecuritized rights, holdings in precious metal safekeeping accounts, and other assets held in safekeeping and/or managed by the Bank or held elsewhere in the Bank’s name and for its disposal, but for the Pledgor’s account, as well as any restitution claims resulting thereof, now or in the future;

•	all of the Pledgor’s assets in all accounts held at the bank, in Swiss francs and in foreign currencies;

•	rights and claims from fiduciary investments made by the Bank for the Pledgor’s account;

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G & FS CAPITAL INVEST AG

•	Precious metal and coin accounts.

The right of lien also covers all forfeited, current, and future accessory rights such as interest, dividend payments, subscription rights, etc.

Securities that are not in bearer form are pledged to G & FS in accordance with Article 901, para. 2 of the Swiss Civil Code (hereinafter referred to as the “SCC”).

2.           The purpose of the right of lien is to secure any and all claims of G & FS against the Debtor arising from any agreements or contracts already concluded or to be entered into in the future within the context of business relationships, as well as claims on other legal grounds resulting from business operations with the Debtor.  This applies to both the principal of such claims as well as the accrued and maturing interest, commissions, expenses, fees and costs.  In the case of several claims, G & FS will determine against which claims the collateral or liquidation proceeds will be credited.

3.           Where mortgage deeds, commercial paper or negateble instruments, goods and chattels or securities issued on the basis of goods are pledged as collateral, the Pledgor is liable for the customary insurance of the pledged property and/or the real estate, properties, items, and goods represented thereby.  The Pledgor hereby assigns to G & FS all insurance and other private or public law compensation claims (including expropriation compensation) accruing to him/her with respect to the aforementioned items, and G & FS is entirety to make the necessary communications and collect such proceeds or indemnification and to give receipt on his/her behalf.

4.           This pledge is in addition to and independent of any existing or future security of G & FS and will remain in force until such time as the obligations toward G & FS have been fulfilled in their entirety.  The release of individual assets from this pledge will not affect G & FS’s right of lien in respect of the other pledged assets.  In the event that collateral is exchanged, the new items will be subject to this pledge without further formalities.  The entire asset is subject to this pledge, even if its value is increased by reason of additional payments, or for any other reason.

5.           If according to the G & FS’s collateral value guidelines, the value of the pledged assets is no longer sufficient to secure the G & FS’s claims, G & FS may require the Debtor to submit additional collateral and/or to repay a corresponding portion of the debt.  If the Debtor does not comply with this request within the period stipulated by G & FS, all of G & FS’s claims against the Debtor will fall due without further notice.

If claims of G & FS are due, it shall be authorized to liquidate the pledged assets and use the proceeds to satisfy its claims after deduction of expenses and costs.  G & FS may, at its discretion, instigate ordinary debt collection proceedings against the Debtor, realize the pledged assets by forced execution or, after giving prior notice to the Pledgor, it may liquidate the collateral by private contract, and in particular it may contract on its own account,

If G & FS refrains from liquidating pledged assets, this will not constitute a waiver of G & FS’s aforementioned right nor shall this result in any responsibilities for G & FS.

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G & FS CAPITAL INVEST AG

6.           If the deed of pledge is issued on behalf of third parties, all communications will be deemed to have been duly transmitted if sent to the Debtor.  The Pledgor undertakes to cooperate when transferring the pledged assets to a new buyer.  Pledged securities that are not in bearer form are hereby assigned to G & FS in blank in case it should become necessary to liquidate them.

7.           In the case of pledged mortgage deeds and other claims secured by real property, the Pledgor himself/herself must take all necessary measures, such as applications, notices of termination, amortizations, etc., to maintain the rights attaching to the pledged assets.  He/she relieves G & FS of all responsibility in this regard.  Moreover, G & FS will be entitled, but not obligated, to exercise all those rights and to make decisions which are the prerogative of the Pledgor or the owner of the pledged assets.  In particular, in the event of termination of a claim secured by the pledge.  G & FS is entitled, but not obligated, to directly terminate the claims against the mortgagor arising from the pledged mortgage deeds and to exercise all rights against the mortgagor in its own name.  In the case of pledged mortgage deeds, particularly mortgage notes in the name of the owner, it is hereby agreed that no notice will be required in the event of termination by G & FS.  If the mandatory provisions of the relevant cantonal legislation deviate, it is hereby agreed that the minimum period of notice mandated by the cantonal legislation will apply.  G & FS is thus authorized to directly collect the principal, interest, and other income generated by the mortgages and also to enforce the claims for rent in accordance with Article 8106 of the SCC as if it were the actual owner of the title or mortgage claim.  In the case of the sale or fragmentation of the pledged properties, the rights accruing to the mortgage holder creditor pursuant to Articles 832, 833, and 852 of the SCC will be solely vested in G & FS for the duration of the pledge relationship.  The Pledgor undertakes to forward to G & FS all associated notices that come to his/her attention without delay and to accept G & FS’s decisions.  Non-compliance will cause the claims to fall due immediately.  In the case of pledged mortgage deeds (particularly mortgage notes in the name of the owner), the right of lien will cover the current annual interest as well as the annual interest accrued since the date of issue.  Interest will be charged at 5% p.a.  If, however, a higher rate or a higher maximum interest rate is specified, the latter will be deemed agreed.  G & FS may draw on the principal and interest of pledged mortgage deeds separately, and in part or whole, as collateral for its claims.

8.           The place of performance is the location of G & FS.

If the Pledgor’s current or future place of residence or domicile is outside Switzerland, the place of performance is also the place of enforcement (special domicile pursuant to Article 50, para. 2 of the Federal Law on Debt Enforcement and Bankruptcy).

All the Pledgor’s legal relationships with G & FS are governed by Swiss law, to the exclusion of the conflict of laws provisions of Swiss private international law.

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G & FS CAPITAL INVEST AG

The Pledgor acknowledges Zurich is the exclusive place of jurisdiction.  G & FS is entitled to take legal action against the Pledgor (Debtor or third party) before any other competent court in Switzerland or abroad.

Place, date	Signature of Pledgor

22.02.10	By: /s/ Hazel Sylvia Storey de Eskenazi

Hazel Sylvia Storey de Eskenazi

The General Deed of Pledge granted by the Pledgor (represented by Mr. Matias Eskenazi Storey) on February 15th, 2008 is hereby terminated and replaced by the Present General Deed of Pledge granted by Mrs. Hazel Sylvia Storey de Eskenazi.

By: /s/ Hazel Sylvia Storey de Eskenazi
22.02.10

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G & FS CAPITAL INVEST AG

General Deed of Pledge

Pledgor

Name(s), first name(s)

Sebastián Eskenazi

Debtor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

1.           The Pledgor hereby grants G & FS Capital Invest AG (hereinafter referred to as “G & FS”) a right of lien on all of his/her current and future assets, rights, and claims (hereinafter referred to as the “pledged assets”) vis-á-vis Credit Suisse AG, Paradeplatz 8, 8001 Zurich (hereinafter referred In as the “Bank”).

In particular, this right of lien applies to:

•	all book-entry securities that are credited to a securities portfolio held at the Bank by the Pledgor;

•
all securities, unsecuritized rights, holdings in precious metal safekeeping accounts, and other assets held in safekeeping and/or managed by the Bank or held elsewhere in the Bank’s name and for its disposal, but for the Pledgor’s account, as well as any restitution claims resulting thereof, now or in the future;

•	all of the Pledgor’s assets in all accounts held at the bank, in Swiss francs and in foreign currencies;

•	rights and claims from fiduciary investments made by the Bank for the Pledgor’s account;

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G & FS CAPITAL INVEST AG

•	Precious metal and coin accounts.

The right of lien also covers all forfeited, current, and future accessory rights such as interest, dividend payments, subscription rights, etc.

Securities that are not in bearer form are pledged to G & FS in accordance with Article 901, para. 2 of the Swiss Civil Code (hereinafter referred to as the “SCC”).

2.           The purpose of the right of lien is to secure any and all claims of G & FS against the Debtor arising from any agreements or contracts already concluded or to be entered into in the future within the context of business relationships, as well as claims on other legal grounds resulting from business operations with the Debtor.  This applies to both the principal of such claims as well as the accrued and maturing interest, commissions, expenses, fees and costs.  In the case of several claims, G & FS will determine against which claims the collateral or liquidation proceeds will be credited.

3.           Where mortgage deeds, commercial paper or negateble instruments, goods and chattels or securities issued on the basis of goods are pledged as collateral, the Pledgor is liable for the customary insurance of the pledged property and/or the real estate, properties, items, and goods represented thereby.  The Pledgor hereby assigns to G & FS all insurance and other private or public law compensation claims (including expropriation compensation) accruing to him/her with respect to the aforementioned items, and G & FS is entirety to make the necessary communications and collect such proceeds or indemnification and to give receipt on his/her behalf.

4.           This pledge is in addition to and independent of any existing or future security of G & FS and will remain in force until such time as the obligations toward G & FS have been fulfilled in their entirety.  The release of individual assets from this pledge will not affect G & FS’s right of lien in respect of the other pledged assets.  In the event that collateral is exchanged, the new items will be subject to this pledge without further formalities.  The entire asset is subject to this pledge, even if its value is increased by reason of additional payments, or for any other reason.

5.           If according to the G & FS’s collateral value guidelines, the value of the pledged assets is no longer sufficient to secure the G & FS’s claims, G & FS may require the Debtor to submit additional collateral and/or to repay a corresponding portion of the debt.  If the Debtor does not comply with this request within the period stipulated by G & FS, all of G & FS’s claims against the Debtor will fall due without further notice.

If claims of G & FS are due, it shall be authorized to liquidate the pledged assets and use the proceeds to satisfy its claims after deduction of expenses and costs.  G & FS may, at its discretion, instigate ordinary debt collection proceedings against the Debtor, realize the pledged assets by forced execution or, after giving prior notice to the Pledgor, it may liquidate the collateral by private contract, and in particular it may contract on its own account,

If G & FS refrains from liquidating pledged assets, this will not constitute a waiver of G & FS’s aforementioned right nor shall this result in any responsibilities for G & FS.

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G & FS CAPITAL INVEST AG

6.           If the deed of pledge is issued on behalf of third parties, all communications will be deemed to have been duly transmitted if sent to the Debtor.  The Pledgor undertakes to cooperate when transferring the pledged assets to a new buyer.  Pledged securities that are not in bearer form are hereby assigned to G & FS in blank in case it should become necessary to liquidate them.

7.           In the case of pledged mortgage deeds and other claims secured by real property, the Pledgor himself/herself must take all necessary measures, such as applications, notices of termination, amortizations, etc., to maintain the rights attaching to the pledged assets.  He/she relieves G & FS of all responsibility in this regard.  Moreover, G & FS will be entitled, but not obligated, to exercise all those rights and to make decisions which are the prerogative of the Pledgor or the owner of the pledged assets.  In particular, in the event of termination of a claim secured by the pledge.  G & FS is entitled, but not obligated, to directly terminate the claims against the mortgagor arising from the pledged mortgage deeds and to exercise all rights against the mortgagor in its own name.  In the case of pledged mortgage deeds, particularly mortgage notes in the name of the owner, it is hereby agreed that no notice will be required in the event of termination by G & FS.  If the mandatory provisions of the relevant cantonal legislation deviate, it is hereby agreed that the minimum period of notice mandated by the cantonal legislation will apply, G & FS is thus authorized to directly collect the principal, interest, and other income generated by the mortgages and also to enforce the claims for rent in accordance with Article 8106 of the SCC as if it were the actual owner of the title or mortgage claim.  In the case of the sale or fragmentation of the pledged properties, the rights accruing to the mortgage holder creditor pursuant to Articles 832, 833, and 852 of the SCC will be solely vested in G & FS for the duration of the pledge relationship.  The Pledgor undertakes to forward to G & FS all associated notices that come to his/her attention without delay and to accept G & FS’s decisions.  Non-compliance will cause the claims to fall due immediately.  In the case of pledged mortgage deeds (particularly mortgage notes in the name of the owner), the right of lien will cover the current annual interest as well as the annual interest accrued since the date of issue.  Interest will be charged at 5% p.a.  If, however, a higher rate or a higher maximum interest rate is specified, the latter will be deemed agreed.  G & FS may draw on the principal and interest of pledged mortgage deeds separately, and in part or whole, as collateral for its claims.

8.           The place of performance is the location of G & FS.

If the Pledgor’s current or future place of residence or domicile is outside Switzerland, the place of performance is also the place of enforcement (special domicile pursuant to Article 50, para. 2 of the Federal Law on Debt Enforcement and Bankruptcy).

All the Pledgor’s legal relationships with G & FS are governed by Swiss law, to the exclusion of the conflict of laws provisions of Swiss private international law.

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G & FS CAPITAL INVEST AG

The Pledgor acknowledges Zurich is the exclusive place of jurisdiction.  G & FS is entitled to take legal action against the Pledgor (Debtor or third party) before any other competent court in Switzerland or abroad.

Place, date	Signature of Pledgor

22.02.10	By: /s/ Sebastian Eskenazi

Sebastián Eskenazi

The General Deed of Pledge granted by the Pledgor (represented by Mr. Matias Eskenazi Storey) on February 15th, 2008 is hereby terminated and replaced by the Present General Deed of Pledge granted by Mr. Sebastián Eskenazi.

By: /s/ Sebastian Eskenazi
22.02.10

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G & FS CAPITAL INVEST AG

General Deed of Pledge

Pledgor

Name(s), first name(s)

Matias Eskenazi Storey

Debtor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

1.           The Pledgor hereby grants G & FS Capital Invest AG (hereinafter referred to as “G & FS”) a right of lien on all of his/her current and future assets, rights, and claims (hereinafter referred to as the “pledged assets”) vis-á-vis Credit Suisse AG, Paradeplatz 8, 8001 Zurich (hereinafter referred In as the “Bank”).

In particular, this right of lien applies to:

•	all book-entry securities that are credited to a securities portfolio held at the Bank by the Pledgor;

•
all securities, unsecuritized rights, holdings in precious metal safekeeping accounts, and other assets held in safekeeping and/or managed by the Bank or held elsewhere in the Bank’s name and for its disposal, but for the Pledgor’s account, as well as any restitution claims resulting thereof, now or in the future;

•	all of the Pledgor’s assets in all accounts held at the bank, in Swiss francs and in foreign currencies;

•	rights and claims from fiduciary investments made by the Bank for the Pledgor’s account;

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G & FS CAPITAL INVEST AG

•	Precious metal and coin accounts.

The right of lien also covers all forfeited, current, and future accessory rights such as interest, dividend payments, subscription rights, etc.

Securities that are not in bearer form are pledged to G & FS in accordance with Article 901, para. 2 of the Swiss Civil Code (hereinafter referred to as the “SCC”).

2.           The purpose of the right of lien is to secure any and all claims of G & FS against the Debtor arising from any agreements or contracts already concluded or to be entered into in the future within the context of business relationships, as well as claims on other legal grounds resulting from business operations with the Debtor.  This applies to both the principal of such claims as well as the accrued and maturing interest, commissions, expenses, fees and costs.  In the case of several claims, G & FS will determine against which claims the collateral or liquidation proceeds will be credited.

3.           Where mortgage deeds, commercial paper or negateble instruments, goods and chattels or securities issued on the basis of goods are pledged as collateral, the Pledgor is liable for the customary insurance of the pledged property and/or the real estate, properties, items, and goods represented thereby.  The Pledgor hereby assigns to G & FS all insurance and other private or public law compensation claims (including expropriation compensation) accruing to him/her with respect to the aforementioned items, and G & FS is entirety to make the necessary communications and collect such proceeds or indemnification and to give receipt on his/her behalf.

4.           This pledge is in addition to and independent of any existing or future security of G & FS and will remain in force until such time as the obligations toward G & FS have been fulfilled in their entirety.  The release of individual assets from this pledge will not affect G & FS’s right of lien in respect of the other pledged assets.  In the event that collateral is exchanged, the new items will be subject to this pledge without further formalities.  The entire asset is subject to this pledge, even if its value is increased by reason of additional payments, or for any other reason.

5.           If according to the G & FS’s collateral value guidelines, the value of the pledged assets is no longer sufficient to secure the G & FS’s claims, G & FS may require the Debtor to submit additional collateral and/or to repay a corresponding portion of the debt.  If the Debtor does not comply with this request within the period stipulated by G & FS, all of G & FS’s claims against the Debtor will fall due without further notice.

If claims of G & FS are due, it shall be authorized to liquidate the pledged assets and use the proceeds to satisfy its claims after deduction of expenses and costs.  G & FS may, at its discretion, instigate ordinary debt collection proceedings against the Debtor, realize the pledged assets by forced execution or, after giving prior notice to the Pledgor, it may liquidate the collateral by private contract, and in particular it may contract on its own account,

If G & FS refrains from liquidating pledged assets, this will not constitute a waiver of G & FS’s aforementioned right nor shall this result in any responsibilities for G & FS.

Page 2/4

G & FS CAPITAL INVEST AG

6.           If the deed of pledge is issued on behalf of third parties, all communications will be deemed to have been duly transmitted if sent to the Debtor.  The Pledgor undertakes to cooperate when transferring the pledged assets to a new buyer.  Pledged securities that are not in bearer form are hereby assigned to G & FS in blank in case it should become necessary to liquidate them.

7.           In the case of pledged mortgage deeds and other claims secured by real property, the Pledgor himself/herself must take all necessary measures, such as applications, notices of termination, amortizations, etc., to maintain the rights attaching to the pledged assets.  He/she relieves G & FS of all responsibility in this regard.  Moreover, G & FS will be entitled, but not obligated, to exercise all those rights and to make decisions which are the prerogative of the Pledgor or the owner of the pledged assets.  In particular, in the event of termination of a claim secured by the pledge.  G & FS is entitled, but not obligated, to directly terminate the claims against the mortgagor arising from the pledged mortgage deeds and to exercise all rights against the mortgagor in its own name.  In the case of pledged mortgage deeds, particularly mortgage notes in the name of the owner, it is hereby agreed that no notice will be required in the event of termination by G & FS.  If the mandatory provisions of the relevant cantonal legislation deviate, it is hereby agreed that the minimum period of notice mandated by the cantonal legislation will apply.  G & FS is thus authorized to directly collect the principal, interest, and other income generated by the mortgages and also to enforce the claims for rent in accordance with Article 8106 of the SCC as if it were the actual owner of the title or mortgage claim.  In the case of the sale or fragmentation of the pledged properties, the rights accruing to the mortgage holder creditor pursuant to Articles 832, 833, and 852 of the SCC will be solely vested in G & FS for the duration of the pledge relationship.  The Pledgor undertakes to forward to G & FS all associated notices that come to his/her attention without delay and to accept G & FS’s decisions.  Non-compliance will cause the claims to fall due immediately.  In the case of pledged mortgage deeds (particularly mortgage notes in the name of the owner), the right of lien will cover the current annual interest as well as the annual interest accrued since the date of issue.  Interest will be charged at 5% p.a.  If, however, a higher rate or a higher maximum interest rate is specified, the latter will be deemed agreed.  G & FS may draw on the principal and interest of pledged mortgage deeds separately, and in part or whole, as collateral for its claims.

8.           The place of performance is the location of G & FS.

If the Pledgor’s current or future place of residence or domicile is outside Switzerland, the place of performance is also the place of enforcement (special domicile pursuant to Article 50, para. 2 of the Federal Law on Debt Enforcement and Bankruptcy).

All the Pledgor’s legal relationships with G & FS are governed by Swiss law, to the exclusion of the conflict of laws provisions of Swiss private international law.

Page 3/4

G & FS CAPITAL INVEST AG

The Pledgor acknowledges Zurich is the exclusive place of jurisdiction.  G & FS is entitled to take legal action against the Pledgor (Debtor or third party) before any other competent court in Switzerland or abroad.

Place, date	Signature of Pledgor

22.02.10	By: /s/ Matías Eskenazi Storey

Matias Eskenazi Storey

The General Deed of Pledge granted by me on February 15th, 2008 is hereby terminated and replaced by the Present General Deed of Pledge.

By: /s/ Matías Eskenazi Storey
22.02.10

Page 4/4

G & FS CAPITAL INVEST AG

General Deed of Pledge

Pledgor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

Debtor

Name(s), first name(s)

Petersen Inversiones Spain S.A.

1.           The Pledgor hereby grants G & FS Capital Invest AG (hereinafter referred to as “G & FS”) a right of lien on all of his/her current and future assets, rights, and claims (hereinafter referred to as the “pledged assets”) vis-á-vis Credit Suisse AG, Paradeplatz 8, 8001 Zurich (hereinafter referred In as the “Bank”).

In particular, this right of lien applies to:

•	all book-entry securities that are credited to a securities portfolio held at the Bank by the Pledgor;

•
all securities, unsecuritized rights, holdings in precious metal safekeeping accounts, and other assets held in safekeeping and/or managed by the Bank or held elsewhere in the Bank’s name and for its disposal, but for the Pledgor’s account, as well as any restitution claims resulting thereof, now or in the future;

•	all of the Pledgor’s assets in all accounts held at the bank, in Swiss francs and in foreign currencies;

•	rights and claims from fiduciary investments made by the Bank for the Pledgor’s account;

Page 1/4

G & FS CAPITAL INVEST AG

•	Precious metal and coin accounts.

The right of lien also covers all forfeited, current, and future accessory rights such as interest, dividend payments, subscription rights, etc.

Securities that are not in bearer form are pledged to G & FS in accordance with Article 901, para. 2 of the Swiss Civil Code (hereinafter referred to as the “SCC”).

2.           The purpose of the right of lien is to secure any and all claims of G & FS against the Debtor arising from any agreements or contracts already concluded or to be entered into in the future within the context of business relationships, as well as claims on other legal grounds resulting from business operations with the Debtor.  This applies to both the principal of such claims as well as the accrued and maturing interest, commissions, expenses, fees and costs.  In the case of several claims, G & FS will determine against which claims the collateral or liquidation proceeds will be credited.

3.           Where mortgage deeds, commercial paper or negateble instruments, goods and chattels or securities issued on the basis of goods are pledged as collateral, the Pledgor is liable for the customary insurance of the pledged property and/or the real estate, properties, items, and goods represented thereby.  The Pledgor hereby assigns to G & FS all insurance and other private or public law compensation claims (including expropriation compensation) accruing to him/her with respect to the aforementioned items, and G & FS is entirety to make the necessary communications and collect such proceeds or indemnification and to give receipt on his/her behalf.

4.           This pledge is in addition to and independent of any existing or future security of G & FS and will remain in force until such time as the obligations toward G & FS have been fulfilled in their entirety.  The release of individual assets from this pledge will not affect G & FS’s right of lien in respect of the other pledged assets.  In the event that collateral is exchanged, the new items will be subject to this pledge without further formalities.  The entire asset is subject to this pledge, even if its value is increased by reason of additional payments, or for any other reason.

5.           If according to the G & FS’s collateral value guidelines, the value of the pledged assets is no longer sufficient to secure the G & FS’s claims, G & FS may require the Debtor to submit additional collateral and/or to repay a corresponding portion of the debt.  If the Debtor does not comply with this request within the period stipulated by G & FS, all of G & FS’s claims against the Debtor will fall due without further notice.

If claims of G & FS are due, it shall be authorized to liquidate the pledged assets and use the proceeds to satisfy its claims after deduction of expenses and costs.  G & FS may, at its discretion, instigate ordinary debt collection proceedings against the Debtor, realize the pledged assets by forced execution or, after giving prior notice to the Pledgor, it may liquidate the collateral by private contract, and in particular it may contract on its own account,

If G & FS refrains from liquidating pledged assets, this will not constitute a waiver of G & FS’s aforementioned right nor shall this result in any responsibilities for G & FS.

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G & FS CAPITAL INVEST AG

6.           If the deed of pledge is issued on behalf of third parties, all communications will be deemed to have been duly transmitted if sent to the Debtor.  The Pledgor undertakes to cooperate when transferring the pledged assets to a new buyer.  Pledged securities that are not in bearer form are hereby assigned to G & FS in blank in case it should become necessary to liquidate them.

7.           In the case of pledged mortgage deeds and other claims secured by real property, the Pledgor himself/herself must take all necessary measures, such as applications, notices of termination, amortizations, etc., to maintain the rights attaching to the pledged assets.  He/she relieves G & FS of all responsibility in this regard.  Moreover, G & FS will be entitled, but not obligated, to exercise all those rights and to make decisions which are the prerogative of the Pledgor or the owner of the pledged assets.  In particular, in the event of termination of a claim secured by the pledge.  G & FS is entitled, but not obligated, to directly terminate the claims against the mortgagor arising from the pledged mortgage deeds and to exercise all rights against the mortgagor in its own name.  In the case of pledged mortgage deeds, particularly mortgage notes in the name of the owner, it is hereby agreed that no notice will be required in the event of termination by G & FS.  If the mandatory provisions of the relevant cantonal legislation deviate, it is hereby agreed that the minimum period of notice mandated by the cantonal legislation will apply.  G & FS is thus authorized to directly collect the principal, interest, and other income generated by the mortgages and also to enforce the claims for rent in accordance with Article 8106 of the SCC as if it were the actual owner of the title or mortgage claim.  In the case of the sale or fragmentation of the pledged properties, the rights accruing to the mortgage holder creditor pursuant to Articles 832, 833, and 852 of the SCC will be solely vested in G & FS for the duration of the pledge relationship.  The Pledgor undertakes to forward to G & FS all associated notices that come to his/her attention without delay and to accept G & FS’s decisions.  Non-compliance will cause the claims to fall due immediately.  In the case of pledged mortgage deeds (particularly mortgage notes in the name of the owner), the right of lien will cover the current annual interest as well as the annual interest accrued since the date of issue.  Interest will be charged at 5% p.a.  If, however, a higher rate or a higher maximum interest rate is specified, the latter will be deemed agreed.  G & FS may draw on the principal and interest of pledged mortgage deeds separately, and in part or whole, as collateral for its claims.

8.           The place of performance is the location of G & FS.

If the Pledgor’s current or future place of residence or domicile is outside Switzerland, the place of performance is also the place of enforcement (special domicile pursuant to Article 50, para. 2 of the Federal Law on Debt Enforcement and Bankruptcy).

All the Pledgor’s legal relationships with G & FS are governed by Swiss law, to the exclusion of the conflict of laws provisions of Swiss private international law.

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G & FS CAPITAL INVEST AG

The Pledgor acknowledges Zurich is the exclusive place of jurisdiction.  G & FS is entitled to take legal action against the Pledgor (Debtor or third party) before any other competent court in Switzerland or abroad.

Place, date	Signature of Pledgor

22.02.10	By: /s/ Matías Eskenazi Storey

Petersen Inversiones Spain, S.A.

The General Deed of Pledge granted by Petersen Energia Pty. Ltd. (represented by Mr. Matias Eskenazi Storey and Mr. Claudio Ca’nega) on February 15th, 2008 is hereby terminated and replaced by the Present General Deed of Pledge granted by Petersen Inversiones Spain S.A.

By: /s/ Matías Eskenazi Storey
22.02.10

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